UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2017

LSC COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-37729

DE	36-4829580
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

191 N. Wacker Drive, Suite 1400, Chicago IL 60606	(773) 272-9200
(Address of principal executive offices, including zip code)	(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On July 17, 2017, LSC Communications, Inc. issued a press release announcing that one of its wholly owned subsidiaries, CPP Acquisition, LLC, entered into an agreement to acquire substantially all of the business and assets of Creel Holdings, LLC in an all cash transaction. A copy of this press release is filed as Exhibit 99.1 hereto and incorporated into this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, issued by LSC Communications, Inc. on July 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LSC COMMUNICATIONS, INC.

Date: July 17, 2017	By:	/s/ Suzanne S. Bettman
Suzanne S. Bettman
Chief Administrative Officer & General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, issued by LSC Communications, Inc. on July 17, 2017